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                                                                    Exhibit 10.9


                                  SECURITY AGREEMENT


          This SECURITY AGREEMENT (this "Security Agreement") dated as of April 21 1995, is entered into by GOLDEN STATE VINTNERS, a California corporation (the "Company"), in favor of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (the "Secured Party").

                                 W I T N E S S E T H:

          A. The Company owns certain real property located in the State of California, as more particularly described on SCHEDULE I attached hereto and incorporated herein by this reference, together with certain improvements thereon (collectively, the "Real Property") and certain personal property used in connection with the Real Property and certain intangible property associated with the Real Property.

          B. Pursuant to that certain Securities Purchase Agreement, dated as of April 21, 1995 (as amended, supplemented, or restated from time to time, the "Securities Purchase Agreement"), by and between the Company, as the issuer, and the Purchasers of the Securities (including, without limitation, the Secured Party as Purchaser of the Mortgage Notes and any successor Mortgage Noteholders), the Company has authorized the issuance and sale of up to $35,000,000 in aggregate principal amount of its First Mortgage Notes due 2005 (as further described in the Securities Purchase Agreement, the "Mortgage Notes").

          In furtherance of the foregoing, the Company hereby agrees as follows:


SECTION 1.  DEFINITIONS

          Capitalized terms used herein without other definition are used as defined in the Securities Purchase Agreement.


SECTION 2.  SECURITY AGREEMENT

          Section 2.1 GRANT OF SECURITY INTEREST: COLLATERAL ASSIGNMENTS. The Company hereby pledges, assigns, transfers and grants to the Secured Party for the benefit of the Mortgage Noteholders a security interest in and to the property described in Section 2.2 below (collectively and severally, the "Collateral") to secure the Obligations (as defined in Section 2.3 below).

          Section 2.2 COLLATERAL. The Collateral shall consist of the following:

          (a) all of the Company's right, title and interest in and to the following personal property of any kind or description relating to, attached to, located on or used in the operation of or in connection with the Real Property, wherever located and whether now

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existing, owned or held or hereafter acquired or arising, including, without limitation, the following (collectively, the "Goods"; and, together with the Real Property, the "Property"):

               (i) All goods, farm products, machinery, equipment, apparatus, fittings and fixtures of every kind and nature whatsoever, wherever located, and all parts thereof relating to, attached to, located on or used in the operation of or in connection with the Real Property, whether located at the Real Property or elsewhere (including, without limitation, all crops (growing and severed), vines, fruit and vegetable products (including grapes), timber, tanks, pipes, fittings, hoses, packaging lines, bottling lines, tractors, plows, harvesters, fork lifts, trellises, stakes, posts, wires, water supply equipment, irrigation equipment, pumps, scales, tanks, cooperage, pipes, computers, laboratory equipment, tools, appliances, heating, ventilating and air conditioning systems, plumbing, mechanical and electrical systems, elevators, lighting, alarm systems, fire control systems, carpets and carpet furnishings, furniture, service equipment and building or maintenance equipment, storage facilities and furniture) and all additions and accessions thereto and replacements therefore, whether now owned or had or hereafter acquired;

               (ii) All proceeds and claims arising on account of any damage to or taking of the Goods or any part thereof and all causes of action and recoveries for any loss or diminution in the value of any of the Goods or any portion thereof, now owned or hereafter acquired; and

               (iii) All inventory now owned or hereafter acquired by the Company, including but not limited to, all raw materials, work in progress, finished goods, merchandise, parts and supplies of every kind or description relating to, located on or used in the operation of or in connection with the Real Property, whether located at the Real Property or elsewhere, together with all returns on accounts;

          (b) All general intangibles relating to or used in connection with the Property or any part thereof or in the ownership, occupancy, operation, maintenance or leasing of the Property or any part thereof, and all amendments, supplements, substitutions and renewals thereof, now owned or hereafter acquired, including, without limitation:

               (i) all contracts and agreements now or hereafter existing with respect to the Property or the ownership, occupancy, operation, maintenance or leasing of the Property or any part thereof (including, without limitation, (A) insurance policies with respect to the Real Property or the Goods, (B) all proceeds of and any unearned premiums on all policies required under the Securities Purchase Agreement or otherwise carried by the Company, and (C) contracts for the purchase or sale of the Real Property or the Goods), and including, without limitation, the contracts described on SCHEDULE II attached hereto and incorporated herein by this reference;

               (ii) all patents, copyrights, trademarks, tradenames and service marks relating to the Property and all reissues, extensions or renewals thereof and all licenses

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     thereof and all licenses to use, applications for and other rights to copyrights, trademarks, tradenames and service marks relating to the Property.

             (iii) all governmental approvals pertaining to the Property to the extent such governmental approvals can be assigned or subjected to security interests under applicable law and all consents, licenses, permits, authorizations and agreements and any other rights necessary for the Property or to own, occupy, operate, maintain and lease any of the Property or any part thereof;

               (iv) all books, records, customer and supplier lists, and other information in whatever form and however stored relating to the Property or any part thereof;

               (v) all goodwill in any way relating to the Property or any part thereof;

               (vi) all warranties, indemnities and guaranties with respect to the Property or any part thereof; and

               (vii) all claims arising thereunder and all rights to compel performance of the terms of any of the foregoing;

          (c) All architectural drawings, specifications and plans relating to the Property or any part thereof and all operating, maintenance and repair manuals, plans, specifications, drawings, schedules and similar papers relating to the Property or any part thereof or necessary or useful for the ownership, occupancy, leasing and maintenance of the Property or any part thereof, wherever located, now owned or hereafter acquired;

          (d) All data and information relating to or used in connection with the Property or any part thereof, including, without limitation, patented and unpatented inventions, trade secrets, know-how, techniques, engineering information, construction information, operation information and other similar information, now owned or hereafter acquired;

          (e)  All reciprocal easement agreements;

          (f)  All building and use permits issued by any governmental agency;

          (g) All of the estate, interest or other claim or demand, which the Company now has or may hereafter acquire, in and to the Real Property described in this Security Agreement including, without limitation, all deposits made with or other security given to utility companies by the Company with respect to the Real Property and the improvements thereon, and all advance payments of insurance premiums made by the Company with respect to the Property and claims or demands relating to insurance;

          (h) Insofar as permitted by applicable law, all licenses including, but not limited to, any operating licenses, contracts, management contracts or agreements, franchise

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agreements, permits, authorizations or certificates required or used in connection with the operation or maintenance of the Property;

          (i) All damages, royalties and revenue of every kind, nature and description whatsoever that the Company may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations regarding the Real Property, with the right in Secured Party to receive and receipt therefor and apply the same to the Obligations secured hereby either before or after any default hereunder, and Secured Party may demand, sue for and recover any such payments but shall not be required to do so;

          (j) All accounts, instruments, documents and chattel paper now or hereafter acquired or created by the Company; and

          (k)  All products or proceeds of the foregoing Collateral.

For purposes of this Security Agreement, the term "proceeds" includes, without limitation, whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including, without limitation, return premiums and insurance proceeds, with respect to any insurance relating thereto (whether or not the Secured Party is the loss payee thereof), any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral and all rights to payment with respect to any cause of action affecting or relating to the Collateral.


          Section 2.3 OBLIGATIONS.   The "Obligations" secured by this Security
Agreement shall consist of the following:

          (a) Payment in full to the Secured Party and the Mortgage Noteholders of all principal of and interest and premium, if any, due on the Mortgage Notes from time to time outstanding (including, without limitation, any Mortgage Note Make-Whole Amount), and of all other amounts payable under the Mortgage Note Documents, and any modifications, extensions or renewals thereof (including, without limitation, (i) modifications of the required principal, interest and/or payment dates, deferring or accelerating said payment dates in whole or in part, and/or (ii) modifications, extensions or renewals at a different rate of interest, whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes); and

          (b) The payment, satisfaction, observance and performance of all other debts, obligations, covenants, agreements, and liabilities of the Company to the Secured Party and the Mortgage Noteholders arising out of, connected with, or related to this Security Agreement, and the other Mortgage Note Documents, and the transactions contemplated thereby (including, without limitation, all interest, fees, charges, expenses, reasonable attorneys' fees and reasonable accountants' fees); and

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          (c)  With respect to each of the foregoing, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all amendments, revisions or renewals thereof.

          Section 2.4 IMMEDIATE GRANT. The grant in Section 2.1 shall constitute an immediate and present assignment by the Company to the Secured Party of all rights of the Company to receive and to enforce the payment of the full amount of all insurance proceeds, warranty, condemnation or requisition payments or other payments of any kind for or with respect to any of the Collateral or any part thereof, subject to the rights to rebuild, replace or repair any Collateral or similar rights set forth in the Mortgage Note Documents and the Deeds of Trust. The Secured Party shall exercise such rights and apply such payments in accordance with the terms and conditions of this Security Agreement, Mortgage Note Documents and the Deeds of Trust.

          Section 2.5 APPOINTMENT OF THE SECURED PARTY AS ATTORNEY. The Company hereby irrevocably constitutes the Secured Party the true and lawful attorney of the Company with full power coupled with an interest to ask, require, demand, receive, compound and give acquittance (in the name of the Company or otherwise) for any and all monies and claims for monies due and to become due to the Company as described in Section 2.4, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable.

          Section 2.6 FURTHER ASSURANCES; FINANCING STATEMENTS; NAME CHANGE.

          (a) The Company hereby authorizes the Secured Party, at the Company's expense, to file this Security Agreement or Uniform Commercial Code financing statements with respect to the Secured Party's security interest in the Collateral with any appropriate governmental office in order to perfect such security interest in accordance with (i) the Uniform Commercial Code as adopted in the state in which the Collateral is or will be located or (ii) any other law applicable to establishing lien priority in and to the Collateral.

          (b) At any time and from time to time, upon the request of the Secured Party, the Company shall promptly and duly execute and deliver any and all such further instruments and documents as may be specified in such request and as are deemed by Secured Party to be necessary or desirable to perfect, preserve or protect the mortgages, liens, security interests and assignments created or intended to be created by the Security Documents, or to obtain for the Secured Party the full benefit of the specific rights and powers herein and therein granted, including, without limitation, the execution and delivery of Uniform Commercial Code financing statements and continuation statements or amendments with respect thereto, or similar instruments relating to the perfection of the mortgages, liens, security interests or assignments created or intended to be created by the Security Documents.

          (c)  The Company shall not change its name unless and until it has
(i) delivered written notice of such name change to Secured Party not less than thirty (30) days

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before such name change is to take effect, and (ii) caused to be completed and executed by the Company, in connection with any such name change, such instruments and documents as may be requested by Secured Party and as are deemed by Secured Party to be necessary or desirable to perfect, preserve or protect the mortgages, liens, security interests and assignments created or intended to be created by the Security Documents, or to obtain for the Secured Party the full benefit of the specific rights and powers herein and therein granted, including, without limitation, the execution and delivery of Uniform Commercial Code financing statements, continuation statements or amendments with respect thereto, or similar instruments relating to the perfection of the mortgages, liens, security interests or assignments created or intended to be created by the Security Documents. All reasonable fees, costs and expenses in connection with the foregoing shall be the sole responsibility of the Company.

          Section 2.7 TERMINATION OF INTEREST IN COLLATERAL. The Secured Party shall have no further interest in, or other right with respect to, the Collateral, and no further right under this Security Agreement, when and if the principal of, premium, if any, and interest on, all Mortgage Notes and all other Obligations due and owing shall have been paid in full (other than contingent obligations which are not claimed, due or liquidated but that, by their terms, may survive the termination of this Security Agreement) whereupon the Secured Party shall, upon the written request of the Company, execute and deliver to, or as directed in writing by, the Company an appropriate instrument (in due form for recording) and Uniform Commercial Code Termination Statements on form UCC-2 sufficient to release from the Lien of this Security Agreement the Collateral and all other property subject therein.

          Section 2.8 ADDITIONAL SECURITY. Without notice to or consent of the Company, and without impairment of the Lien and rights created by this Security Agreement and the other Security Documents, the Secured Party may accept from the Company or from any other Person additional security for the obligations secured hereby. Neither the giving of this Security Agreement nor the acceptance of any such additional security shall prevent the Secured Party from resorting first to such additional security, or first to the security created by the Security Documents, or concurrently, to both, in any case without affecting the Secured Party's Lien and rights under the Security Documents.

          Section 2.9 LIMITATION ON REPRESENTATIONS AND WARRANTIES. THE SECURED PARTY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, (a) AS TO THE TITLE, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE COLLATERAL, OR ANY OTHER REPRESENTATION OF WARRANTY WITH RESPECT TO THE COLLATERAL WHATSOEVER, (b) as to the validity or enforceability of this Security Agreement, the other Security Documents, the Mortgage Notes or the other Mortgage Note Documents, or (c) as to the correctness of any statement contained in any thereof.

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SECTION 3.  DEFAULTS AND REMEDIES.

          Section 3.1 REMEDIES UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default and the acceleration of the Mortgage Notes pursuant to the Securities Purchase Agreement, the Secured Party, without further notice to the Company, at its option and in addition to all other rights and remedies available to the Secured Party, may do any one or more of the following:

          (i) proceed to protect and enforce the rights, privileges and remedies granted to it by this Security Agreement and the Deeds of Trust by such judicial proceedings as the Secured Party shall deem necessary or appropriate, either at law, in equity, in bankruptcy or otherwise, whether for specific enforcement of any covenant or agreement contained in this Security Agreement, or any other Mortgage Note Document, or in aid of the exercise of any right, power, privilege or remedy therein or herein granted;

          (ii) Foreclose or otherwise enforce the Secured Party's security interest in any manner permitted by law, or provided for in this Security Agreement, and exercise at any time all rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of California, or for any foreclosure of the Collateral provided under the Security Documents and sale under any judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right or remedy granted or otherwise available to the Secured Party hereunder or under the Mortgage Note Documents;

          (iii) Enter onto property where any Collateral is located and take possession thereof with or without judicial action;

          (iv) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate and in connection with such preparation and disposition, without charge, use any copyright, patent, technical process permit, approval, license, consent or governmental approval used or held by the Company;

          (v) Demand, sue for, collect or receive any money or property at any time payable to or receivable by the Company on account of or in exchange for any part of the Collateral;

          (vi) Secure the appointment of a receiver without notice to the Company;

          (vii) Sell, lease, or otherwise dispose of any Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, without assumption of any credit risk, for cash or credit or future delivery, on such terms and in such manner as the Secured Party may determine in its sole and complete discretion and in light of its own best interests, with or without any previous demand on or notice to the Company or advertisement of any such sale or other disposal (the Obligations being the equivalent of cash for the purposes of such sale); and for the aforesaid purposes, all notice of sale, advertisement, and demand, and any right or equity of redemption otherwise required by, or available to the

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Company under the law are hereby waived by the Company to the fullest extent permitted by law;, other than as required by the Uniform Commercial Code; and in any case where notice of any sale or disposition of any of the Collateral is required by law, the Company hereby agrees that ten (10) days notice of such sale is reasonable; the power of sale hereunder shall not be exhausted by one or more sales, and the Secured Party may from time to time adjourn any sale to be made hereunder; the Secured Party or any other Person may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any equity of redemption, of the Company; to the extent permitted by law, the Company waives all claims, damages and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral, except for claims based on the gross negligence or wilful misconduct of the Secured Party; and

          (viii) Take any other action and seek any other remedy available to a secured party under the law.

          Section 3.2 WAIVER OF APPRAISEMENT, VALUATION, ETC.. To the full extent it may lawfully do so, the Company, for itself and for any other Person who may claim through or under it, hereby (a) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any appraisal, valuation, stay, moratorium, extension or redemption laws, now or hereafter in force, or any rights of marshalling in the event of any sale of the Collateral or any part thereof or any interest therein, (b) waives all benefit or advantage of any such laws and waives and releases any and all such rights and covenants not to hinder, delay or impede the exercise of any right or remedy permitted herein or in the Deeds of Trust but to suffer and permit every such right or remedy as though no such laws were in effect, (c) consents and agrees that the Property and the Collateral may be sold by the Secured Party as an entirety or in parts and (d) agrees that it will neither claim, demand or otherwise be entitled to any credit against or deduction from the principal of or premium, if any, or interest on the Mortgage Notes or any other sums which may become payable under the terms of this Security Agreement or the Deeds of Trust by reason of the payment of any tax, assessment or other municipal or governmental charge or imposition on or relating to the Property or the Collateral or any part thereof, nor claim or otherwise be entitled to any deduction from the taxable or assessed value of the Property or the Collateral or any part thereof by reason of this Security Agreement, the Deeds of Trust or the Mortgage Notes.

          Section 3.3 WAIVER OF MARSHALLING AND OTHER DEFENSES. The Company hereby (a) waives any and all rights of marshalling and specifically agrees that in the event of foreclosure, whether by action or advertisement, all of the Collateral and all interests in the Collateral may, at the option of the Secured Party, be sold together in a single sale, and (b) agrees that the Lien of the Security Documents as to the interests of the Company will not be released, impaired or subordinated by any amendment to or termination of any Debt Document, any extension of time or waiver of right or remedy under any Debt Document, or any other act, inaction or thing which, but for this provision, would so release, impair or subordinate.

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          Section 3.4 REMEDIES CUMULATIVE.  Each and every right, power and remedy herein or in the other Mortgage Note Documents specifically given to the Secured Party or otherwise in this Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein or in the other Mortgage Note Documents specifically given or now or hereafter existing at law, in equity or by statute or otherwise, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Secured Party, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. Secured Party shall exercise all such rights and remedies in a commercially reasonable manner.

          Section 3.5 DISCONTINUANCE OF PROCEEDINGS. If the Secured Party shall have proceeded to enforce any right, power or remedy under this Security Agreement or the other Security Documents by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then, and in every such case, the Company and the Secured Party shall be restored to their former positions and rights hereunder and under the other Security Documents with respect to the Real Property and the Collateral, and all rights, powers and remedies of the Secured Party shall continue as if no such proceedings had been taken.

          Section 3.6 COSTS AND EXPENSES, ATTORNEYS FEES, ETC. OF THE SECURED PARTY. The Company shall pay all reasonable costs, fees and expenses of the Secured Party, its agents and counsel in connection with the performance of its duties hereunder and under the other Security Documents, including, without limitation, the reasonable cost of any trustee's sale guaranty or other title insurance coverage ordered in connection with any foreclosure proceedings hereunder, and shall pay all taxes (except federal and state income taxes) or other governmental charges or impositions imposed on the Secured Party by reason of its interest in the Mortgage Notes, this Security Agreement, the other Mortgage Note Documents, the Real Property or the Collateral. The Company shall pay to the Secured Party on demand any reasonable costs and expenses, including reasonable attorneys fees and expenses, paid or incurred by the Secured Party in connection with the collection of any amount payable by the Company to the Secured Party hereunder, whether or not any legal proceeding is commenced hereunder and whether or not any Default or Event of Default shall have occurred and is continuing, together with interest thereon at the Overdue Rate from the date of payment or incurring by the Secured Party until paid by the Company.

          Section 3.7 NO WAIVER, ETC. The failure of the Secured Party to exercise or delay in exercising, or to insist on the strict performance of, any right, remedy, power or privilege under this Security Agreement shall not impair or operate as a waiver of any such right, remedy, power or privilege or a waiver of any Default or Event of Default. The single or partial exercise of any right, remedy, power or privilege hereunder by the Secured Party shall not preclude any other or further exercise of the same or of any other right, remedy, power or privilege. No waiver by the Secured Party of any Default or Event of Default shall be deemed to be a waiver of any other or similar, previous or subsequent Default or Event of Default or affect or alter this Security Agreement or the other Mortgage Note Documents which shall

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continue in full force and effect.  By accepting payment of any amount secured by the Security Documents after its due date, the Secured Party shall not be deemed to waive its right either to require prompt payment when due of all other amounts payable hereunder or under the other Security Documents or any other Debt Document or to declare a default for failure to effect such prompt payment.

          Section 3.8 COMPROMISE OF ACTIONS, ETC. Any action, suit or proceeding brought by the Secured Party pursuant to any of the terms of this Security Agreement, the other Mortgage Note Documents or otherwise, and any claim made by the Secured Party hereunder or thereunder, may be compromised, withdrawn or otherwise dealt with by the Secured Party upon notice to, but without approval of, the Company.

          Section 3.9 RIGHT OF THE SECURED PARTY TO PERFORM THE COMPANY'S COVENANTS, ETC. If (a) the Company shall fail to make any payment or perform any act which failure would constitute an Default or Event of Default, or
(b) any action or proceeding is commenced that materially and adversely affects the Secured Party's interest in the Real Property or the Collateral or any part thereof, the Secured Party with notice to, but without demand upon, the Company, and without waiving or releasing any Obligation, Default or Event of Default, may at any time thereafter make such appearances or such payment or perform such act for the account and at the expense of the Company, and may enter upon the Real Property for such purpose, and take all such action thereon as, in the Secured Party's opinion, may be necessary or appropriate therefor, including, without limitation, payment, purchase, contest or compromise of any Lien that in the judgment of the Secured Party appears to be prior or superior to the Lien of the Security Documents. No such entry and no such action shall be deemed an eviction of any lessee of the Real Property, the Collateral or any part thereof. All sums so paid by the Secured Party and all reasonable costs and expenses (including, without limitation, reasonable attorneys fees and expenses) so incurred, together with interest thereon at the Overdue Rate from the date of payment or incurring, shall constitute additional Obligations secured by the Security Documents and shall be paid by the Company to the Secured Party on demand. The Secured Party shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Secured Party.

SECTION 4.  THE COMPANY

          Section 4.1 CERTAIN COVENANTS OF THE COMPANY.

          (a) NO OTHER LIENS ON COLLATERAL. The Company warrants and represents that except for Permitted Liens, it has not assigned or pledged, and hereby covenants that except for Permitted Liens, and except as expressly permitted by the Securities Purchase Agreement and the Deeds of Trust, it will not assign or pledge, so long as this Security Agreement and the other Security Documents shall remain in effect, any of its estate, right, title or interest in the Collateral pledged and assigned or intended to be pledged or assigned by the Security Documents to anyone other than the Secured Party. The Company will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to discharge any such Lien on any of its estate, right, title or interest in the

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Collateral so pledged or assigned or intended to be pledged or assigned under the Security Documents.

          (b) PAYMENT OF MONIES TO THE SECURED PARTY. Promptly on receipt thereof, the Company will transfer to the Secured Party any and all monies from time to time received by it and constituting part of the Collateral or otherwise assigned or pledged to the Secured Party under the Security Documents, in each case for application by the Secured Party pursuant to this Security Agreement, subject to the terms of the Mortgage Note Documents and the Deeds of Trust.

          (c) NOTICES OF DEFAULT. The Company shall give prompt telex, telegraphic, facsimile or telephonic notice (confirmed by certified mail, return receipt requested) to the Secured Party of any Default or Event of Default of which the Company shall have knowledge. The notice shall set forth in reasonable detail the circumstances of such default known to the Company and shall describe in reasonable detail the action the Company is taking or proposes to take in respect thereof.

          Section 4.2 THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby confirms for the benefit of each Mortgage Noteholder that each of its representations and warranties in the Securities Purchase Agreement was true and correct when made and on the Closing Date thereunder.


SECTION 5.  MISCELLANEOUS

          Section 5.1 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Security Agreement and any other application of such term shall not be affected thereby.

          Section 5.2 NO LEGAL TITLE TO COLLATERAL IN MORTGAGE NOTEHOLDERS. No Mortgage Noteholder shall have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of any Mortgage Note or other right, title and interest of any Mortgage Noteholder in and to the Collateral or hereunder shall operate to terminate the Security Documents or entitle any successor or transferee of such Mortgage Noteholder to an accounting or to the transfer to it of legal title to any part of the Collateral.

          Section 5.3 BENEFITS OF SECURITY AGREEMENT. Nothing in this Security Agreement or the other Security Documents, whether express or implied, shall be construed to give to any Person other than the parties hereto and the Mortgage Noteholders any legal or equitable right, remedy or claim under or in respect of this Security Agreement or the other Security

Documents, and this Security Agreement and the other Security Documents shall be held for the sole and exclusive benefit of the parties hereto and thereto and the Mortgage Noteholders.

          Section 5.4 NOTICES. Unless otherwise specifically provided herein, all notices, requests, demands, instructions, consents and other communications required or contemplated by the provisions hereof shall be in writing or by telex or telegraph or facsimile (if by facsimile, confirmed by certified mail, return receipt requested), and shall be deemed to have been given or made when received (or upon rejection if receipt is rejected) if sent as required by
Section 17.1 of the Securities Purchase Agreement, or, if to any Mortgage Noteholder not a party to the Securities Purchase Agreement, if sent to the address of such Mortgage Noteholder appearing on the register or other record of Mortgage Noteholders maintained pursuant to Section 8.1 of the Securities Purchase Agreement.

          Section 5.5 SEVERABILITY. Any provision of this Security Agreement that is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating the remaining provisions hereof, and any such illegality, invalidity, prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

          Section 5.6 AMENDMENTS; WAIVERS; MODIFICATIONS. No term or provision of this Security Agreement or any Mortgage Note may be amended, modified, supplemented, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, change, waiver, discharge or termination is sought; and no such instrument shall be effective, unless a signed copy thereof shall have been delivered to the Secured Party.

          Section 5.7 COUNTERPARTS. This Security Agreement may be executed by the parties hereto in separate counterparts and or any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 5.8 BINDING EFFECT; SUCCESSORS AND ASSIGNS. The terms and provisions of this Security Agreement and the respective rights and obligations of the parties hereunder and the Mortgage Noteholders shall be binding upon, and inure to the benefit of, their respective permitted successors and assigns.

          Section 5.9 CAPTIONS; REFERENCES; RULES OF CONSTRUCTION. The captions in this Security Agreement are for convenience of reference only and shall not define, affect or limit any of the terms or provisions hereof. Reference herein to Sections, subsections, clauses, paragraphs, Exhibits or Schedules without reference to the document in which they are contained are references to Sections, subsections, clauses, paragraphs, Exhibits or Schedules of or to this Security Agreement.

          Section 5.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF CALIFORNIA. THIS SECURITY AGREEMENT HAS BEEN NEGOTIATED WITH REFERENCE TO THE LAWS OF, AND IS BEING MADE AND DELIVERED IN, THE STATE OF CALIFORNIA.

          Section 5.11 INTEGRATION. This Security Agreement, together with all exhibits and schedules hereto, the other Security Documents, the Mortgage Notes and the Mortgage Note Documents constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

          Section 5.12 DIRECTLY OR INDIRECTLY. Any provision in this Security Agreement, or the other Security Documents, the Mortgage Notes and the Mortgage Note Documents referring to action to be taken by any Person, or that such Person if prohibited from taking, shall be applicable whether such action is taken directly or indirectly by such Person.

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

The Company:                            GOLDEN STATE VINTNERS,
                                        a California corporation


                                        By
                                          -----------------------------
                                           Name:
                                               ------------------------
                                           Title:
                                                -----------------------